                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                February 11, 2002


                                  FUNDTECH LTD.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)





             ISRAEL                                0-29634                            NOT APPLICABLE
------------------------------------      -----------------------------         -----------------------------
(State of Other Jurisdiction of           (Commission File Number)              (I.R.S. Employer
Incorporation)                                                                  Identification Number)




                   12 HA'HILAZON STREET, RAMAT GAN, ISRAEL             52522
--------------------------------------------------------------------------------
                   (Address of Principal Executive Offices)         (Zip Code)



                               011-972-3-575-2750
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

99.1 Press Release of the Registrant, dated February 11, 2002, reporting the fourth quarter and full year 2001 results.


Item 9.  Regulation FD Disclosure

         The Registrant issued a press release relating to reporting of the fourth quarter and full year 2001 results, which is attached as Exhibit 99 hereto, and incorporated herein by reference.







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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 11, 2002



                                    FUNDTECH LTD.


                                    By:  /s/ Reuven Ben-Menachem
                                         --------------------------------------
                                    Name:  Reuven Ben-Menachem
                                    Title: Chairman of the Board and
                                           Chief Executive Officer





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